UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2012

INVESTORS TITLE COMPANY
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-11774	56-1110199
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 North Columbia Street, Chapel Hill, North Carolina	27514
(Address of Principal Executive Offices)	(Zip Code)

 Registrant's telephone number, including area code:  (919) 968-2200

☐	Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Following approval by the Board of Directors on August 13, 2012, Investors Title Company (the “Company”) entered into a Letter Agreement, as of August 22, 2012 (the “Amendment”), between the Company and Broadridge Corporate Issuer Solutions, Inc. (“Broadridge” or “Rights Agent”).  Pursuant to the Amendment, Broadridge will serve as successor rights agent to First Citizens Bank & Trust Company under the Amended and Restated Rights Agreement, dated as of August 9, 2010 (as amended, the “Rights Agreement”).  The appointment of Broadridge as successor rights agent is effective as of September 1, 2012.

The Amendment also modifies Section 21 of the Rights Agreement to require that the Rights Agent, together with its affiliates, shall have a combined capital and surplus of at least $100,000,000 at the time of appointment and makes other conforming changes to the Rights Agreement.

A copy of the Amendment is attached as Exhibit 4.1 hereto and is incorporated herein by reference.  The foregoing description of the Amendment is qualified in its entirety by reference to Exhibit 4.1.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above is incorporated in its entirety into this Item 3.03 by reference.

Item 8.01	Other Events.

The Board of Directors of the Company has appointed Broadridge to be the Company’s sole transfer agent and registrar for the Company’s capital stock.  This appointment is effective as of September 1, 2012.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit Description

4.1
Letter Agreement, dated as of August 22, 2012, between the Company and Broadridge Corporate Issuer Solutions, Inc., pursuant to which Broadridge succeeded to the duties of First Citizens Bank & Trust Company as rights agent under the Amended and Restated Rights Agreement, dated as of August 9, 2010 (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A/A (Amendment No. 2) filed on August 24, 2012.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS TITLE COMPANY

Date: August 24, 2012	By: /s/ James A. Fine, Jr.
James A. Fine, Jr.
President, Treasurer and
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
August 22, 2012	0-11774

INVESTORS TITLE COMPANY

EXHIBIT INDEX
Exhibit No.	Exhibit Description

4.1
Letter Agreement, dated as of August 22, 2012, between the Company and Broadridge Corporate Issuer Solutions, Inc., pursuant to which Broadridge succeeded to the duties of First Citizens Bank & Trust Company as rights agent under the Amended and Restated Rights Agreement, dated as of August 9, 2010 (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A/A (Amendment No. 2) filed on August 24, 2012.)